Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions Disclosure
Note 15 — Related Party Transactions

Management Agreements

Part of day-to-day management and operation of the VIP gaming rooms is contracted by the Promotion Entities to Pak Si Management and Consultancy Limited of Macau (“Pak Si”), a related party management company that is responsible for hiring and managing staff needed for operations.  This includes local managers and executives to provide supervision, finance and cage personnel, public relations, drivers and other service staff (waiters, cleaners, etc.).  The agreements renew annually. The principal of Pak Si is the sister-in-law of Mr. Vong, Chief Operating Officer of the Company.

Total expenses for Pak Si’s services were approximately $2,886,000, $4,798,000 and $7,157,000 during the years ended December 31, 2016, 2015 and 2014, respectively.  Amounts due to Pak Si as of December 31, 2016 and December 31, 2015 were approximately $ 0 and $400,000, respectively and have been recorded in accrued expenses. Overall fees for services provided by Pak Si have been reduced as a result of the direct hire of employees by the Company as well as reduced volumes of business in the Company’s VIP Gaming Rooms.

Upon closure of four VIP rooms in third quarter 2016, the Company terminated all the management agreements with Pak Si as of September 2016.

Entertainment Expense

The Group incurred entertainment expense for catering and restaurant services provided by a related party in which three directors have the majority ownership interest. Such entertainment expenses during the years ended December 31, 2016, 2015 and 2014 were approximately $147,000 $417,000 and $727,000, respectively.